UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2024
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DOCGO INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39618	85-2515483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 West 35th Street, Floor 6, New York, New York		10001
(Address of principal executive offices)		(Zip Code)

(844) 443-6246
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DCGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2024, the Board of Directors (the “Board”) of DocGo Inc. (the “Company”) appointed Stephen K. Klasko, MD as a Class III director and independent Chair of the Board, effective as of October 1, 2024 (the “Effective Date”). Mr. Klasko fills the vacancy created by the departure of Steven Katz, who served as a Class III director and independent Chair of the Board until October 1, 2024, the effective date of his resignation from the Board. Dr. Klasko will hold such positions until his successor shall have been duly elected and qualified or his earlier resignation, disqualification, death or removal. Also on September 26, 2024, the Board appointed (i) Dr. Klasko as a member of the Board’s Audit and Compliance Committee (the “Audit Committee”) and a member of the Board’s Nominating and Corporate Governance Committee and (ii) Michael Burdiek, a current member of the Audit Committee, as Chair of the Audit Committee, in each case effective as of the Effective Date.

Dr. Klasko has served on the Board of Directors of Teleflex Incorporated (NYSE:TFX), a global provider of medical technology products, since 2008, where he also currently serves as independent Lead Director and chair of the nominating and governance committee. Since March 2021, he has served as Chief Medical Officer at Abundant Venture Partners, and since February 2022, he has also served as an advisor to General Catalyst, a venture capital firm focused on early stage and growth investments. He previously served as President and CEO of Thomas Jefferson University and Jefferson Health, a multi-state non-profit health system, from September 2013 until his retirement in December 2021. From 2004 to 2013, Dr. Klasko served as the Dean of the Morsani College of Medicine at the University of South Florida. From 2009 to 2013, he also served as the Chief Executive Officer of USF Health, which encompasses the University of South Florida’s colleges of medicine, nursing, pharmacy and public health as well as USF Physicians Group. Prior to that, from 2000 to 2004, Dr. Klasko served as Dean of the Drexel University College of Medicine and CEO of Drexel University Physicians. Dr. Klasko received his undergraduate degree from Lehigh University, his MD from Hahnemann University College of Medicine and his MBA from the Wharton School of the University of Pennsylvania.

In connection with Dr. Klasko’s appointment to the Board, the Board approved the following compensation:

•In lieu of the Company’s standard compensation program for non-employee directors as disclosed in the Company’s 2024 proxy statement, on the first day of the Company’s first open trading window following the Effective Date (the “Grant Date”), an initial one-time grant of $500,000 of stock options to Dr. Klasko under the DocGo Inc. 2021 Stock Incentive Plan (the “2021 Plan”), which will vest on the first anniversary of the Grant Date, subject to the terms of the 2021 Plan and the applicable award agreement.

•Cash compensation in the amount of $300,000 for Dr. Klasko’s first year of service as Chair of the Board, payable quarterly in arrears.

Dr. Klasko has also entered into a standard indemnification agreement with the Company, the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

There are no transactions involving Dr. Klasko and the Company that require disclosure under Item 404(a) of Regulation S-K. In addition, there are no arrangements or understandings between Dr. Klasko and any other person pursuant to which he was selected to serve as a director.

On September 25, 2024, Mr. Katz notified the Board that he intends to step down as a director and Chair of the Board, effective as of the Effective Date. Mr. Katz’s decision to step down as a director and Chair of the Board was not the result of any disagreement with the Company on any matter relating to the Company’s operations, disclosures, policies or practices.

Following the Effective Date, Mr. Katz will continue to serve as a consultant to the Company until December 31, 2024 (such period, the “Consulting Period”) pursuant to a consulting agreement that was approved by the Board and entered into by and between the Company and Mr. Katz on September 27, 2024 (the “Consulting Agreement”). During the Consulting Period, Mr. Katz will provide transition advisory services relating to the Board and its committees as may be requested from time to time by the Company’s executive officers or the Board, and as consideration for his services, Mr. Katz will receive consulting fees in the amount of (i) $2,500 per month plus (ii) $400 for each hour of services rendered in excess of five hours during each month. During the Consulting Period, Mr. Katz’s equity awards will also continue to vest under the 2021 Plan. The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.2 to this Report and incorporated herein by reference.

On September 30, 2024, the Company issued a press release announcing Dr. Klasko’s appointment as a director and Chair of the Board and Mr. Katz’s departure from the Board, a copy of which is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Form of Indemnification Agreement, by and between the Company and its officers and directors.
10.2	Consulting Agreement, dated September 27, 2024, by and between the Company and Steven Katz.
99.1	Press Release dated September 30, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCGO INC.

By:	/s/ Ely D. Tendler
Name:	Ely D. Tendler
Title:	General Counsel and Secretary

Date: September 30, 2024

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